UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 6, 2017

CINCINNATI BELL INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street

Cincinnati, OH 45202

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement

Indenture and Escrow Agreement

On October 6, 2017, CB Escrow Corp. (the “Issuer”), an Ohio corporation and wholly owned subsidiary of Cincinnati Bell Inc. (the “Company”), closed the previously announced offering of $350 million aggregate principal amount of 8.000% senior notes due 2025 (the “Notes”). The Notes were issued pursuant to an indenture, dated as of October 6, 2017 (the “Indenture”), between the Issuer and Regions Bank, as trustee. The Company is filing the Indenture as Exhibit 4.1 to this report.

Concurrently with the closing of the offering, the Issuer entered into a customary escrow agreement (the “Escrow Agreement”) pursuant to which the initial purchasers of the Notes on behalf (and at the direction) of the Issuer, deposited the gross proceeds of the offering into an escrow account. The Company is filing the Escrow Agreement as Exhibit 4.2 to this report.

The offering of the Notes is part of the financing of the cash portion of the merger consideration for the previously announced acquisition of Hawaiian Telcom Holdco, Inc. (“Hawaiian Telcom”) by the Company (the “HCOM Acquisition”). At the closing of the HCOM Acquisition, the Issuer will merge with and into the Company (the “Escrow Merger”), with the Company continuing as the surviving corporation. At the time of the Escrow Merger, the Company will assume the obligations of the Issuer under the Notes and the Indenture (the “Assumption”) and, subject to the satisfaction of certain other conditions, the proceeds from the offering will be released from the escrow account to the Company. In the event that the HCOM Acquisition has not occurred on or prior to January 9, 2019, the Issuer has notified the escrow agent that the HCOM Acquisition will not be consummated, the Agreement and Plan of Merger, dated as of July 9, 2017, among Hawaiian Telcom, the Company and Twin Acquisition Corp. has been terminated or the Issuer fails, after receiving written notice from the escrow agent of the Issuer’s failure to timely deposit cash into the escrow account equal to 30 days of interest that would accrue on the Notes to deposit such amount of cash within five business days after receipt of such notice, the Issuer will be required to redeem all of the Notes at a redemption price equal to 100% of the initial issue price, plus accrued and unpaid interest to, but excluding, the redemption date.

From and after the Assumption, the Notes will be senior unsecured obligations of the Company which rank equally in right of payment with all existing and future unsecured senior debt of the Company, and the Notes will be effectively subordinated to all existing and future secured indebtedness of the Company to the extent of the value of the assets securing such indebtedness. Prior to the Assumption, the Notes will not be guaranteed. From and after the Assumption, the Notes will be guaranteed on a joint and several basis by certain of the Company’s existing and future domestic subsidiaries. Each such guarantee will be a senior unsecured obligation of the applicable guarantor, ranking equally in right of payment with all existing and future unsecured senior debt of such guarantor and effectively subordinated to all existing and future secured indebtedness of such guarantor to the extent of the value of the assets securing that indebtedness. The Notes will be structurally subordinated to all liabilities (including trade payables) of each subsidiary of the Company that does not guarantee the Notes.

The Notes will bear interest at a rate of 8.000% per annum, payable semi-annually on April 15 and October 15 of each year, beginning on April 15, 2018, to persons who are registered holders of the Notes on the immediately preceding April 1 and October 1, respectively.

From and after the Assumption, the Indenture limits the ability of the Company and its restricted subsidiaries to incur indebtedness, encumber their assets, enter into sale and leaseback transactions, make restricted payments, create dividend restrictions and other payment restrictions that affect the Company’s restricted subsidiaries, permit restricted subsidiaries to guarantee certain indebtedness, enter into transactions with affiliates and sell assets, in each case subject to certain qualifications set forth in the Indenture.

In the event of a Change of Control (as defined in the Indenture), each holder of the Notes will have the right to require the Company to repurchase all or any part of that holder’s Notes at a purchase price of 101% of the principal amount of Notes repurchased, plus accrued and unpaid interest, if any, to the date of such repurchase.

The Notes will mature on October 15, 2025. However, prior to October 15, 2020, the Company may, at its option, redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes, together with accrued and unpaid interest, if any, plus a “make-whole” premium. On or after October 15, 2020, the Company may, at its option, redeem some or all of the Notes at any time at declining redemption prices equal to (i) 106.000% beginning on October 15, 2020, (ii) 104.000% beginning on October 15, 2021, (iii) 102.000% beginning on October 15, 2022 and (iv) 100.000% beginning on October 15, 2023 and thereafter, plus, in each case, accrued and unpaid interest, if any, to the applicable redemption date. In addition, before October 15, 2020, and subject to certain conditions, the Company may, at its option, redeem up to 40% of the aggregate principal amount of Notes with the net proceeds of certain equity offerings at 108.000% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption; provided that (i) at least 60% of the aggregate principal amount of Notes remains outstanding after such redemption and (ii) the redemption occurs within 180 days of the closing of any such equity offering.

The above description of the Indenture and Escrow Agreement does not purport to be a complete statement of the parties’ rights and obligations under the Indenture and Escrow Agreement and is qualified in its entirety by reference to the terms of the Indenture and Escrow Agreement, copies of which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.

The Notes and, from and after the Assumption, the related guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Effective upon the closing of the offering of the Notes, the aggregate commitments in respect of the term loan facilities under the amended and restated commitment letter dated as of July 24, 2017, by and among the Company, Morgan Stanley Senior Funding, Inc. and the other initial lenders party thereto were reduced to $0.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

4.1	Indenture, dated October 6, 2017, between CB Escrow Corp. and Regions Bank, as trustee.

4.2	Escrow Agreement, dated October 6, 2017, among CB Escrow Corp., Regions Bank, as trustee, and Regions Bank, as escrow agent.

No Offer or Solicitation

This communication is neither an offer to sell, nor a solicitation of an offer to buy any securities, the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find it

The proposed transaction involving the Company and Hawaiian Telcom will be submitted to Hawaiian Telcom’s stockholders for their consideration. In connection with the proposed transaction, the Company has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 on August 17, 2017, as amended on August 30, 2017 and October 2, 2017 (the “Registration Statement”) (which Registration Statement was declared effective on October 5, 2017), which includes a final prospectus with respect to the Company’s common shares to be issued in the proposed transaction and a definitive proxy statement for Hawaiian Telcom’s stockholders (the “Proxy Statement”), and Hawaiian Telcom will mail the Proxy Statement to its stockholders on or before October 10, 2017 and file other documents regarding the proposed transaction with the SEC. SECURITY HOLDERS ARE URGED AND ADVISED TO READ ALL RELEVANT MATERIALS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT AND THE PROXY STATEMENT, CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The Registration Statement, the Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by the Company or Hawaiian Telcom with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders are able to obtain free copies of the Registration Statement and the Proxy Statement from the Company by going to its investor relations page on its corporate web site at www.cincinnatibell.com and from Hawaiian Telcom by going to its investor relations page on its corporate web site at www.hawaiiantel.com.

Participants in the Solicitation

The Company, Hawaiian Telcom, their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction involving the Company and Hawaiian Telcom. Information about the Company’s directors and executive officers is set forth in its definitive proxy statement for its 2017 Annual Meeting of Shareholders, which was filed with the SEC on March 24, 2017, and information about Hawaiian Telcom’s directors and executive officers is set forth in its definitive proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 14, 2017, and in the Registration Statement (which Registration Statement was declared effective on October 5, 2017). These documents are available free of charge from the sources indicated above, and from the Company by going to its investor relations page on its corporate web site at www.cincinnatibell.com and from Hawaiian Telcom by going to its investor relations page on its corporate web site at www.hawaiiantel.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction involving the Company and Hawaiian Telcom will be included in the Registration Statement, the Proxy Statement and other relevant materials the Company and Hawaiian Telcom intend to file with the SEC.

Cautionary Statement Concerning Forward-Looking Statements

This communication and the documents incorporated by reference herein may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on our current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of the Company, are forward-looking statements. Actual results may differ materially from those expressed in any forward-looking statements. The following important factors, among other things, could cause or contribute to actual results being materially and adversely different from those described or implied by such forward-looking statements including, but not limited to: those discussed in this communication; we operate in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share; we may be unable to grow our revenues and cash flows despite the initiatives we have implemented; failure to anticipate the need for and introduce new products and services or to compete with new technologies may compromise our success in the telecommunications industry; our access lines, which generate a significant portion of our cash flows and profits, are decreasing in number and if we continue to experience access line losses similar to the past several years, our revenues, earnings and cash flows from operations may be adversely impacted; our failure to meet performance standards under our agreements could result in customers terminating their relationships with us or customers being entitled to receive financial compensation, which would lead to reduced revenues and/or increased costs; we generate a substantial portion of our revenue by serving a limited geographic area; a large customer accounts for a significant portion of our revenues and accounts receivable and the loss or significant reduction in business from this customer would cause operating revenues to decline and could negatively impact profitability and cash flows; maintaining our telecommunications networks requires significant capital expenditures, and our inability or failure to maintain our telecommunications networks could have a material impact on our market share and ability to generate revenue; increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers; we may be liable for material that content providers distribute on our networks; cyber attacks or other breaches of network or other information technology security could have an adverse effect on our business; natural disasters, terrorists acts or acts of war could cause damage to our infrastructure and result in significant disruptions to our operations; the regulation of our businesses by federal and state authorities may, among other things, place us at a competitive disadvantage, restrict our ability to price our products and services and threaten our operating licenses; we depend on a number of third party providers, and the loss of, or problems with, one or more of these providers may impede our growth or cause us to lose customers; a failure of back-office information technology systems could adversely affect our results of operations and financial condition; if we fail to extend or renegotiate our collective bargaining agreements with our labor union when they expire or if our unionized employees were to engage in a strike or other work stoppage, our business and operating results could be materially harmed; the loss of any of the senior management team or attrition among key sales associates could adversely affect our business, financial condition, results of operations and cash flows; our debt could limit our ability to fund operations, raise additional capital, and fulfill our obligations, which, in turn, would have a material adverse effect on our businesses and prospects generally; our indebtedness imposes significant restrictions on us; we depend on our loans and credit facilities to provide for our short-term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited; the servicing of our indebtedness is dependent on our ability to generate cash, which could be impacted by many factors beyond our control; we depend on the receipt of dividends or other intercompany transfers from our subsidiaries and investments; the trading price of our common shares may be volatile, and the value of an investment in our common shares may decline; the uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact our business and financial condition; our future cash flows could be adversely affected if it is unable to fully realize our deferred tax assets; adverse changes in the value of assets or obligations associated with our employee benefit plans could negatively impact shareowners’ deficit and liquidity; third parties may claim that we are infringing upon their intellectual property, and we could suffer significant litigation or licensing expenses or be prevented from selling products; third parties may infringe upon our intellectual property, and we may expend significant resources enforcing our rights or suffer competitive injury; we could be subject to a significant amount of litigation, which could require us to pay significant damages or settlements; we could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety laws; the timing and likelihood of completion of our proposed acquisition of Hawaiian Telcom, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the transaction; the possibility that Hawaiian Telcom’s stockholders may not approve the proposed merger; the possibility that competing offers or acquisition proposals for Hawaiian Telcom will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; the possibility that the expected synergies and value creation from the proposed transaction involving Hawaiian Telcom will not be realized or will not be realized within the expected time period; the risk that the businesses of the Company and Hawaiian Telcom and other acquired companies will not be integrated successfully; disruption from the proposed transaction involving Hawaiian Telcom making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; and the possibility that the proposed transaction involving Hawaiian Telcom does not close, including due to the failure to satisfy the closing conditions and the other risks and uncertainties detailed in our filings, including our Form 10-K, with the SEC as well as Hawaiian Telcom’s filings, including its Form 10-K, with the SEC.

These forward-looking statements are based on information, plans and estimates as of the date hereof and there may be other factors that may cause our actual results to differ materially from these forward-looking statements. We assume no obligation to update the information contained in this communication except as required by applicable law.

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated October 6, 2017, between CB Escrow Corp. and Regions Bank, as trustee.

4.2	Escrow Agreement, dated October 6, 2017, among CB Escrow Corp., Regions Bank, as trustee, and Regions Bank, as escrow agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: October 6, 2017	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel